UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 20, 2012

Date of Report (Date of earliest event reported)

Premier Exhibitions, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 842-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 25, 2012, Premier Exhibitions, Inc. (the “Registrant”) filed a Form 8-K (the “Original 8-K”) to report that on April 20, 2012, Premier Exhibition Management LLC (“PEM”) and its wholly owned subsidiary, PEM Newco, LLC (“Newco”), both subsidiaries of Premier Exhibitions, Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with AEG Live LLC, AEG Exhibitions LLC, and Arts and Exhibitions International, LLC (together, “AEG”) pursuant to which Newco purchased substantially all of the assets of Arts and Exhibitions International, LLC (“AEI”). The purchase of the assets was completed contemporaneous with the signing of the Purchase Agreement. The assets purchased include the rights and tangible assets relating to four currently touring exhibitions known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates.” The acquired assets include rights agreements with the artifact and intellectual property owners for the exhibitions, museum/venue agreements for existing exhibition venues, sponsorship agreements, a warehouse lease and an office lease. In addition, the acquired assets include intellectual property related to proposed future exhibitions to be further developed and produced.

The purpose of this amendment to the Original 8-K is to provide the historical financial statements of AEI’s business required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of the Form 8-K, which information was excluded from the Original 8-K in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited carve-out financial statements of AEI as of December 31, 2011 and 2010 and for the years ended December 31, 2011 and 2010 and the accompanying notes thereto are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.3 hereto and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of February 29, 2012;

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended February 29, 2012; and

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit No.	Description
23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Audited carve-out financial statements of Arts and Exhibitions International, LLC as of December 31, 2011 and 2010 and for the years ended December 31, 2011 and 2010 and the accompanying notes thereto.

99.3*	Unaudited Pro Forma Condensed Combined Financial Statements as of February 29, 2012 and for the year ended February 29, 2012 and the accompanying notes thereto.

*	Filed herewith

Forward-Looking Statements

This Report contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, general economic conditions, public tastes and demand, competition, the availability of venues, the results of certain legal matters described herein, governmental regulation and the efforts of co-sponsors and joint venture participants. Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended February 29, 2012 filed with the Securities and Exchange Commission on May 24, 2012. All forward-looking statements speak only as of the date of this release or as of the date they are made, and the Company does not undertake to update any forward-looking statements as a result of new information or future events or developments unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:	/s/ Michael Little
Michael Little
Chief Financial Officer and
Chief Operating Officer

Date: July 6, 2012